UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LENSAR, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!  LENSAR, INC.  2022 Annual Meeting  Vote by May 24, 2022  11:59 PM ET   LENSAR, INC.  2800 DISCOVERY DRIVE  SUITE 100  ORLANDO, FL 32826  D75565-P72456  You invested in LENSAR, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on May 25, 2022.  Get informed before you vote  View the Annual Report, Proxy Statement and Notice of Annual Meeting of Stockholders online at www.ProxyVote.com OR you can  receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the  material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3)  send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the  subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy.  For complete information and to vote before the meeting, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  Date: May 25, 2022  Time: 11:00 A.M. EDT  Smartphone users  Point your camera here and  vote without entering a  control number  Meeting to be held virtually at:  www.virtualshareholdermeeting.com/LNSR2022  Vote Prior to the Meeting:  Online: ProxyVote.com   By Mail: You can vote by mail by requesting a paper copy of the  materials, which will include a proxy card.  *Please check the meeting materials for any special requirements for meeting attendance.  Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  You cannot use this notice to vote these shares. This is only an  overview of the proposals being presented at the upcoming  stockholder meeting. You may view more complete proxy  materials online at www.ProxyVote.com or request a paper copy  (see reverse side). Please follow the instructions on the reverse  side to access and review all of the important information  contained in the proxy materials before you vote.  Board  Recommends  Voting Items  1. Election of Class II Directors   Nominees:  For  01) Nicholas T. Curtis   02) Aimee S. Weisner  2. Ratification of the appointment of PricewaterhouseCoopers LLP as LENSAR, Inc.’s independent registered public  accounting firm for 2022.  For  NOTE: Such other business as may properly come before the Annual Meeting or any continuation, postponement or  adjournment thereof.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.